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                                                                    EXHIBIT 32.1

                           CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                   (SUBSECTIONS (A) AND (B) OF SECTION 1350,
                  CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, John W. Elias, Chief Executive Officer of Edge Petroleum Corporation, a Delaware corporation (the "Company"), hereby certify, to my knowledge, that:

          (1) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                   /s/ JOHN W. ELIAS
                                          --------------------------------------
                                                      John W. Elias
                                                 Chief Executive Officer

Dated: March 19, 2004